77Q(1)(e)  Investment Management Agreement dated May 3, 1999 between

           Massachusetts Mutual Life Insurance Company and MassMutual

           Institutional Funds on behalf of MassMutual Core Bond Fund,

           MassMutual Small Cap Value Equity Fund, MassMutual Diversified Bond

           Fund, MassMutual Core Equity Fund, MassMutual Growth Equity Fund,

           MassMutual Mid Cap Growth Equity Fund, MassMutual Small Cap Growth

           Equity Fund, and MassMutual Balanced Fund was filed as Exhibit No.

           D(1) to Post-Effective Amendment No. 11 to Registrant's

           Registration Statement on Form N-1A (as filed with the Securities and Exchange  Commission ("SEC") via EDGAR), and is incorporated herein by reference.



           Investment Sub-Advisory Agreement effective as of May 3, 1999,

           between Massachusetts Mutual Life Insurance Company and

           Massachusetts Financial Services Company regarding MassMutual

           Growth Equity Fund was filed as Exhibit No. D(5) to Post-Effective

           Amendment No. 11 to Registrant's Registration Statement on Form

           N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.



           Investment Sub-Advisory Agreement effective as of May 3, 1999,

           between Massachusetts Mutual Life Insurance Company and

           Miller Anderson & Sherrerd, LLP regarding MassMutual Mid Cap

           Growth Equity Fund was filed as Exhibit No. D(6) to Post-Effective

           Amendment No. 11 to Registrant's Registration Statement on Form

           N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.



           Investment Sub-Advisory Agreement effective as of May 3, 1999,

           between Massachusetts Mutual Life Insurance Company and

           J.P. Morgan Investment Management Inc. regarding MassMutual Small

           Cap Growth Equity Fund was filed as Exhibit No. D(7) to Post-

           Effective Amendment No. 11 to Registrant's Registration Statement

           on Form N-1A (as filed with the SEC via EDGAR), and is

           incorporated herein by reference.



           Investment Sub-Advisory Agreement effective as of May 3, 1999,

           between Massachusetts Mutual Life Insurance Company and Waddell &

           Reed Investment Management Company regarding MassMutual Small Cap

           Growth Equity Fund was filed as Exhibit No. D(8) to Post-Effective

           Amendment No. 11 to Registrant's Registration Statement on Form

           N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.